THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
SUPPLEMENT TO THE PROSPECTUS DATED JULY 1, 2025

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II
EXECUTIVE VARIABLE UNIVERSAL LIFE II

This Supplement updates certain information in the most recent prospectuses, initial summary prospectuses and updating summary prospectuses, as applicable, for the above-referenced variable life policy and any supplements to the prospectuses, initial summary prospectuses and updating summary prospectuses (together the “Prospectuses”). You should read this Supplement in conjunction with your Prospectuses and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectuses remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectuses. We will send you another copy of any prospectus or supplements without charge upon request.
Update to Periodic Charges (Other than Portfolio Operating Expenses)
Effective January 1, 2026, in all states/jurisdictions other than the states of California and Texas, under “Fee and Expense Tables” section, in the table titled “Periodic Charges (Other than Portfolio Operating Expenses),” under the sub-header rows titled “Cost of Insurance Charge,” “Specified Amount Charge,” and “Selected Monthly Premium Benefit Charge” the “Current Charge” for the Maximum Charge, Minimum Charge, and Charge for Insured Issue Age 50, Guaranteed Issue Non-Tobacco underwriting classification are amended to reflect the following changes. These changes will become effective on or about March 1, 2026, in the states/jurisdictions of California and Texas.
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Maximum Charge	Current Charge
Cost of Insurance Charge[2]	Monthly, on each Monthly Processing Date
Minimum Charge[4]		$0.03 (monthly) per $1,000 of net amount at risk	$0.003 (monthly) per $1,000 net amount at risk
Specified Amount Charge	Monthly, on each Monthly Processing Date during the first ten Policy Years
Charge for Insured Issue Age 50, Guaranteed Issue Non-Tobacco underwriting classification		Same as current charge	0.58% (monthly) of Target Premium during Policy Years 1-10
Selected Monthly Premium Benefit Charge[15]	Monthly, on each Monthly Processing Date
Maximum Charge[16]		The greater of $0.09 (monthly) per $1.00 of Selected Monthly Premium, or $0.014 (monthly) per $1.00 of Specified Monthly Charges	The greater of $0.02 (monthly) per $1.00 of Selected Monthly Premium, or $0.03 (monthly) per $1.00 of Specified Monthly Charges

This Supplement is dated November 21, 2025.